                                                                   EXHIBIT 10.33


                          [BANK OF AMERICA LETTERHEAD]



May 17, 1999

Tandy Brands Accessories, Inc.
Arlington, Texas

Re: Uncommitted Line of Credit

Gentlemen:

NationsBank, N.A. dba Bank of America, N.A. ("Bank of America") is pleased to provide an uncommitted $20,000,000 Money Market Line to Tandy Brands Accessories, Inc. ("TBA") upon the following terms and conditions:

Money Market Line:

An uncommitted $20,000,000 Money Market Line (the "Line") which shall be on an "as available" basis. Bank of America shall have no obligation to make any advance under the Line. TBA may also request under the Line that Bank of America
(a) issue standby letters of credit and documentary letters of credit ("Letters of Credit") and (b) create banker's acceptances ("Acceptances"). The aggregate amount of (y) all undrawn amounts, and all amounts drawn and not reimbursed under any Letters of Credit, and (z) all outstanding Acceptances, shall be reserved under the Line and shall not be available for advances thereunder.

Minimum Advance:

$100,000, or any integral multiple of $25,000 in excess of such amount.

Terms of Advances:

TBA may request an advance under the Line not later than 11:30 a.m. (i) on the business day such advance is requested to be made if the maturity date of such advance is for no more than 29 days, or (ii) at least 2 business days prior to the business day such advance is requested to be made if the maturity date of such advance is for more than 29 days. The amount, interest rate (which shall be

Tandy Brands Accessories, Inc.
May 17, 1999
Page 2


computed on the basis of actual days elapsed over a 360 day year) and maturity date of each advance (which may not be more than 90 days after the date of such advance) will be agreed upon by Bank of America and TBA on or before such advance is made (failing which such advance will not be made) and such agreement shall be promptly confirmed in writing from Bank of America to TBA, which confirmation shall be conclusive in the absence of manifest error.

Availability Period:

Advances may be requested from the date of acceptance of this letter by TBA to the date either Bank of America or TBA, in its sole discretion, terminates the Line in writing. In the event Bank of America elects to terminate the Line, Bank of America may, in its sole discretion, demand that any outstanding advances be repaid, with accrued interest, on the effective date of termination.

Promissory Note:

Advances will be evidenced by a master revolving promissory note (the "Note") in the form of Exhibit A attached hereto. The terms of each advance will be recorded by Bank of America on the grid attached to the Note, but the inaccuracy, or the failure of Bank of America to make any such recordation shall not affect the obligations of TBA under the Note.

Payments Prior to Maturity:

If TBA elects or is required (other than upon demand by Bank of America made at a time that no default otherwise exists) to repay all or any part of any advance prior to its agreed upon maturity, TBA shall, at the request of Bank of America, pay to Bank of America such amount as Bank of America determines is necessary to compensate Bank of America for any breakage costs.

Default:

Advances under the Line are payable on demand, but if no demand is made, on the maturity date of the particular advance. A default shall be deemed to exist under the

Tandy Brands Accessories, Inc.
May 17, 1999
Page 3


Note and Bank of America shall be entitled to accelerate the indebtedness evidenced by the Note and exercise its other available remedies in the event TBA fails to repay any advance, or accrued interest thereon, on demand or when due or upon the occurrence of a default or event of default, at maturity or permitting acceleration, under any agreement for money borrowed or for the deferred purchase price of property under which TBA is liable in an amount of $1,000,000 or more. In addition, the Line will be automatically terminated and the indebtedness evidenced by the Note will be automatically accelerated upon the insolvency of TBA or the commencement by or against (if not dismissed within 60 days) TBA of any bankruptcy, insolvency, moratorium or other debtor relief proceeding.

Additional Requirements:

TBA shall provide Bank of America the following information.

1. Copy of the audited consolidated FYE financial statement of Borrower as soon as available or within one hundred twenty (120) days after the close of each fiscal year.

2. Copy of the consolidated quarterly financial statements of Borrower as soon as available or within forty-five (45) days after the close of each fiscal quarter.

3. With each financial statement, a copy of TBA's compliance certificate required under its financial agreements with Wells Fargo HSBA Trade Bank, N.A. and Bank of America.

Notification:

TBA shall notify Bank of America in writing within five (5) business days regarding any modifications, amendments, waivers, etc. to its existing credit agreement with Wells Fargo HSBC Trade Bank, N.A.

Governing Law:

Texas

Tandy Brands Accessories, Inc.
May 17, 1999
Page 4


THIS WRITTEN AGREEMENT, TOGETHER WITH THE NOTE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

Very truly yours,

NATIONSBANK, N.A. dba BANK OF AMERICA, N.A.

       /s/ VINCE LIBERIO

By:    Vince Liberio
Title: Senior Vice President

Accepted and Agreed To:

By: /s/ STAN NINEMIRE
    --------------------------------
Title: SVP, CFO
       -----------------------------

                          [BANK OF AMERICA LETTERHEAD]

                                  Exhibit "A"

                                      NOTE


$20,000,000                    Fort Worth, Texas                    May 17, 1999


         For value received, TANDY BRANDS ACCESSORIES, INC., a Delaware Corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., dba Bank of America, N.A. (the "Bank") the unpaid principal amount of each advance made by the Bank to the Borrower pursuant to the Letter Agreement referred to below ON DEMAND or, if not theretofore demanded, on the maturity date therefor determined in accordance with the Letter Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such advance ON DEMAND or, if not theretofore demanded, on such maturity date and at the rate determined in accordance with the Letter Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank, 500 West Seventh Street, Fort Worth, Texas 76102-4700.

         All advances made by the Bank, the respective interest rates applicable thereto and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made apart hereof, provided that the inaccuracy of, or the failure of the Bank to make, any such recordation shall not affect the obligations of the Borrower hereunder.

         This note is the Note referred to in the Letter Agreement dated as of May 17, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Letter Agreement"). Reference is made to the Letter Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        TANDY BRANDS ACCESSORIES, INC.


                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
Notation      Amount of      Interest        Amount of       Maturity
  Date         Advance         Rate      Principal Repaid      Date      Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          [BANK OF AMERICA LETTERHEAD]

                                      NOTE


$20,000,000                    Fort Worth, Texas                    May 17, 1999


         For value received, TANDY BRANDS ACCESSORIES, INC., a Delaware Corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., dba Bank of America, N.A. (the "Bank") the unpaid principal amount of each advance made by the Bank to the Borrower pursuant to the Letter Agreement referred to below ON DEMAND or, if not theretofore demanded, on the maturity date therefor determined in accordance with the Letter Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such advance ON DEMAND or, if not theretofore demanded, on such maturity date and at the rate determined in accordance with the Letter Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank, 500 West Seventh Street, Fort Worth, Texas 76102-4700.

         All advances made by the Bank, the respective interest rates applicable thereto and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the inaccuracy of, or the failure of the Bank to make, any such recordation shall not affect the obligations of the Borrower hereunder.

         This note is the Note referred to in the Letter Agreement dated as of May 17, 1999 between the Borrower and the Bank (as the same may be amended from time to time, the "Letter Agreement"). Reference is made to the Letter Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                        TANDY BRANDS ACCESSORIES, INC.


                                        By: /s/ STAN NINEMIRE
                                            ------------------------------------
                                        Title: SVP, CFO
                                               ---------------------------------

                                  AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This Amendment To Revolving Credit and Term Loan Agreement (this "AMENDMENT") is made by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK, N.A. d/b/a Bank of America, N.A., a national banking association ("LENDER").

         WHEREAS, the parties entered into that one certain Revolving Credit Loan Agreement dated November 17, 1998 (the Revolving Credit Loan Agreement dated November 17, 1998 and all amendments thereto and restated thereof are hereinafter referred to as the "LOAN AGREEMENT"); and

         WHEREAS, the parties desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                       1.

         The definition "TERMINATION DATE" in Section 1 of the Loan Agreement is amended to read as follows:

                  "TERMINATION DATE" means (a) for the Revolving Credit Loan, the earliest of (i) May 18, 2001, (ii) the date that Lender's commitment to fund Advances hereunder is terminated pursuant to SECTION 8.2, or (iii) the date that Lender's commitment to fund Advances hereunder is reduced to zero pursuant to SECTION 2.1, and (b) for the Term Loan, November 17, 2003.

                                       2.

         Section 5.19 of the Loan Agreement is amended to read as follows:

                  5.19 ERISA. Except as disclosed on Schedule 5.19, attached hereto, neither Borrower nor any ERISA Affiliate has any Plans.

                                       3.

         Sections 7.2 and 7.7 of the Loan Agreement are amended to read as follows:

                  7.2 NEGATIVE PLEDGE AGREEMENTS. Borrower shall not, and shall not permit any of its domestic Subsidiaries to, enter into any agreement (excluding this Agreement or any other Loan Documents and the Credit Agreement dated April 30, 1999 between Borrower and Wells Fargo HSBC Trade Bank, N.A.) prohibiting the creation or assumption of any Lien upon any of its property, revenues, or assets, whether now owned or hereafter acquired, or the ability of any Subsidiary to make any payments, directly or indirectly, to Borrower by way of Dividends, advances, repayments of loans, repayments of expenses, accruals, or otherwise.

                  7.7 GUARANTIES. Borrower shall not, and shall not permit any of its Subsidiaries to, become or be liable in respect of any Guaranty except in favor of Wells Fargo HSBC Trade Bank, N.A. and of NationsBank, N.A.

                                       4.

         A new section 7.13 is added to the Loan Agreement which shall read as follows:

                  7.13 WRITE OFF. Borrower shall not, and shall not permit any of its Subsidiaries, to authorize or incur any non-cash write offs or write down of assets of in excess of $6,000,000 in the aggregate during any fiscal year.

                                       5.

         Except as amended above, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       6.

         This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

                                       7.

         THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.

         Executed and effective as of the 18 day of May, 1999.

                                       BORROWER:

                                       TANDY BRANDS ACCESSORIES, INC., a
                                       Delaware corporation, as Borrower

                                       By: /s/ STAN NINEMIRE
                                           ------------------------------------
                                           Stan Ninemire, Chief Financial
                                             Officer and Senior Vice President

                                       LENDER:

                                       NATIONSBANK, N.A., d/b/a Bank of America,
                                       N.A., a national banking association,
                                       as Lender

                                       By: /s/ VINCENT A. LIBERIO
                                           -------------------------------------
                                           Vincent A. Liberio, Senior Vice
                                           President

                                 SCHEDULE 5.19

                            SCHEDULE OF ERISA PLANS

                         TANDY BRANDS ACCESSORIES, INC.
                           EMPLOYEES INVESTMENT PLAN

                             TIGER ACCESSORIES, INC.
                                  401(K) PLAN